Exhibit 10.1

UNLOCKING THE FULL POTENTIAL OF ORAL VACCINES	170 Harbor Way, Suite 300 South San Francisco, CA 94080 www.vaxart.com	+1 650 550 3500 Main +1 650 871 8580 Fax

May 2, 2023

Mr. Andrei Floroiu
385 Oyster Point Boulevard
South San Francisco, CA 94080

Re:         Amendment to Letter Agreement

Dear Andrei,

This letter agreement amends the letter agreement between you and Vaxart, Inc. dated as of June 14, 2020 (the “Agreement”), effective as of the date set forth above.

Specifically, the last sentence of Section 11 of the Agreement is hereby deleted in its entirety and replaced with the following:

Notwithstanding anything contained in the Severance Plan to the contrary, your “Non-CiC Severance Period”, as defined in the Severance Plan, shall be 6 months and your “CiC Severance Period”, as defined in the Severance Plan, shall be 12 months.

Except as expressly amended hereby, the Agreement will remain unamended and in full force and effect in accordance with its terms. The amendments provided herein will be limited precisely as drafted and will not constitute an amendment of any other term, condition or provision of the Agreement. References in the Agreement to “Agreement”, “herein” and words of similar import are deemed to be a reference to the Agreement as amended by this letter.

This letter may be executed in any number of counterparts, each of which will be deemed to be an original and all of which constitute one agreement that is binding upon each of the parties, notwithstanding that all parties are not signatories to the same counterpart.

(Signatures are on the following page)

UNLOCKING THE FULL POTENTIAL OF ORAL VACCINES	170 Harbor Way, Suite 300 South San Francisco, CA 94080 www.vaxart.com	+1 650 550 3500 Main +1 650 871 8580 Fax

Please confirm your agreement with these terms by signing below and return a copy for our files. If you have any questions, or need additional information, please give me a call.

Sincerely,

VAXART, INC.

By: _/s/ Michael J. Finney, Ph.D._____

Michael J. Finney, Ph.D.
Chairman of the Board

AGREED AND ACCEPTED BY:

/s/ Andrei Floroiu	May 2, 2023
Andrei Floroiu	Date